Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ProLung, Inc. (the “Company”) for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Jared Bauer, Interim Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2020	/s/ Jared Bauer
Jared Bauer
Interim Chief Executive Officer (Principal Executive Officer and Financial Officer)